                                                                    EXHIBIT 10.5

                        ENVIRONMENTAL INDEMNITY AGREEMENT


ENVIRONMENTAL INDEMNITY AGREEMENT made as of January 6, 2006, by CAPE PLACE
(DE), LLC, CLAYTON PLACE (DE), LLC, JACKSONVILLE PLACE (DE), LLC, MACON PLACE
(DE), LLC, MARTIN PLACE (DE), LLC, MURRAY PLACE (DE), LLC, RIVER PLACE (DE), LLC, TROY PLACE (DE), LLC and EDR LEASE HOLDINGS, LLC, each a Delaware limited liability company and EDR CLEMSON PLACE LIMITED PARTNERSHIP, a Delaware limited partnership, each having an office at c/o Education Realty Operating Partnership, LP, 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117 (hereinafter collectively referred to as "Borrower") and EDUCATION REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership ("EROP"), having an office at 530 Oak Court Drive, Suite 300 Memphis, Tennessee 38117( Borrower and EROP are hereinafter collectively referred to as "Indemnitor"), in favor of LaSalle Bank, National Association, as Trustee under that certain Pooling and Servicing Agreement dated as of February 10, 2005 (the "PSA"), for the Registered Holders of Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust 2005-GG3 Commercial Mortgage Pass-Through Certificates, Series 2005-GG3 ("Lender").

                              Preliminary Statement

            WHEREAS, Lender is the holder of a loan (the "Loan") in the principal amount of $98,660,000, evidenced by a certain Promissory Note (the "Note") in the same principal amount given by Borrower to Greenwich Capital Financial Products, Inc. ("Original Lender") and secured by, among other things, those a certain Mortgages/Deeds of Trust/Deeds to Secure Debt, Assignment of Rents and Security Agreement made by Borrower to Original Lender (collectively, the "Instrument"); and

            WHEREAS, Borrower owns or has rights in all of the real properties and improvements to be encumbered by each Instrument (individually, each a "Property" and collectively, the "Properties"); and

            WHEREAS, Lender, as the holder of the Note and beneficiary under the Instrument, has been asked to consent to (i) the conversion of Clemson Place
(DE), LLC into EDR Clemson Place Limited Partnership (the "Conversion"); (ii) the transfer of 100% of the membership interests or limited partnership interests, as applicable in Borrowers and EDR Clemson Place GP, LLC, the general partner of EDR Clemson Place Limited Partnership (the ("Transfer"), from Place Mezz Borrower, LLC to EROP and (iii) the assumption by EROP of certain obligations under the Loan Documents (the "Assumption") and in connection with the Conversion, Transfer and Assumption, Lender has also been asked to consent to certain leases (the "Master Leases"), all as more fully set out in the Consent, Ratification, Assumption and Release Agreement (the "Consent") of even date herewith. The Conversion, Transfer, Assumption and Master Leases are sometimes referred to herein collectively as the "Transactions"; and

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            WHEREAS, Indemnitor as a result of the Transactions will have a direct or indirect ownership interest in Borrower and will derive economic or other benefits from the Consent; and

            WHEREAS, as a condition to the Consent, Lender requires Indemnitor to provide certain indemnities concerning Hazardous Materials (as hereinafter defined) and Asbestos (as hereinafter defined); and

            WHEREAS, to induce Lender to consummate the above described transaction, Indemnitor has agreed to enter into this Agreement;

      NOW THEREFORE, Indemnitor hereby represents, warrants and covenants to Lender as follows:

      1. Indemnitor represents and warrants that except as disclosed in the Environmental Report (as defined in the Loan and Security Agreement dated December 3, 2004 between Borrower and Original Lender) delivered to Original Lender prior to the Closing under the Loan and Security Agreement, (i) to the best of Indemnitor's knowledge, after due inquiry and investigation, (a) there are no Hazardous Materials or Asbestos on any Property, except those in compliance with all applicable Hazardous Materials Law (as hereinafter defined), and (b) no owner or occupant nor any prior owner or occupant of any Property has received any notice or advice from any governmental agency or any source whatsoever with respect to Hazardous Materials or Asbestos on, from or affecting any Property; and (ii) to the best of Indemnitor's knowledge, no property adjoining any of the Properties is being used, or has ever been used at any previous time, for the disposal, storage, treatment, processing or other handling of Hazardous Materials or Asbestos.

      2. Indemnitor covenants that (i) each of the Properties shall be kept free of Hazardous Materials and Asbestos, except for those Hazardous Materials necessary for the operation of such Property, provided that Indemnitor complies with all applicable Hazardous Materials Law and (ii) neither Indemnitor nor any occupant of any of the Properties shall use, transport, store, dispose of or in any manner deal with Hazardous Materials or Asbestos on any Property, except for those Hazardous Materials necessary for the operation of such Property, provided that such materials are used, transported, stored and disposed of in compliance with all applicable Hazardous Materials Law. Indemnitor shall comply with, and ensure compliance by all occupants of the Properties with, all applicable Hazardous Materials Law, and shall keep the Properties free and clear of any liens imposed pursuant to such Hazardous Materials Law. Indemnitor shall conduct and complete all investigations, studies, sampling, and testing, and all remedial actions necessary to clean up and remove any Hazardous Materials and Asbestos from any of the Properties in accordance with all applicable Hazardous Materials Law.

      3. (a) Indemnitor covenants and agrees at its sole cost and expense, to protect, defend, indemnify and hold Lender and Original Lender, their directors, officers, shareholders, employees, agents, successors, assigns and attorneys harmless from and against any and all losses (including diminution in the value of any of the Properties), liabilities, obligations, claims, damages, penalties, causes of action, fines, costs and expenses, including without limitation,

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litigation costs (including, without limitation, attorneys' fees, expenses, sums paid in settlement of claims and any such fees and expenses incurred in enforcing this Agreement or collecting any sums due hereunder), other than those arising solely from the willful misconduct of Lender (collectively, the "Indemnified Claims"), directly or indirectly imposed upon or incurred by or asserted against Original Lender, Lender, their directors, officers, shareholders, employees, agents, successors, assigns and attorneys, whether as mortgagee, mortgagee in possession, successor in interest to Indemnitor by foreclosure, exercise of power of sale, acceptance of a deed-in-lieu of foreclosure or otherwise, or in any other capacity, arising out of or in connection with (1) any violation of Hazardous Materials Law including, without limitation, reasonable attorney and consultant fees, investigation and laboratory fees, court costs, and litigation expenses; (2) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials or Asbestos; (3) the use, generation, refining, manufacture, transportation, transfer, production, processing, storage, handling, or treatment of any Hazardous Materials or Asbestos, on, under, from, or affecting any of the Properties or any other property; (4) the presence, disposal, dumping, escape, seepage, leakage, spillage, discharge, emission, pumping, emptying, injecting, leaching, pouring, release, or threatened release of any Hazardous Materials or Asbestos on, under, from, or affecting any of the Properties or any other property; (5) any remedial action, or imposition of standards of conduct, including the clean-up, encapsulation, treatment, abatement, removal and/or disposal of any Hazardous Materials or Asbestos on, under, from or affecting any of the Properties or any other property to the extent required by any Hazardous Materials Law; (6) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials or Asbestos; or (7) a material misrepresentation or material inaccuracy in any representation or warranty or a material breach of or failure to perform any covenant made by Indemnitor in this Agreement or in the Instrument, as applicable.

            (b) Indemnitor understands and agrees that its liability to Original Lender and Lender shall arise upon the earlier to occur of (1) the discovery of, or the threat or suspected presence of, any Hazardous Materials or Asbestos on, under or about any of the Properties, whether or not the Environmental Protection Agency, any other federal agency or any state or local environmental or other agency or political subdivision or any court, administrative panel or tribunal has taken or threatened any action in connection with the presence, or threatened or suspected presence, of any Hazardous Materials or Asbestos or (2) the institution of any Indemnified Claims, and not upon the realization of loss or damage. Indemnitor shall also indemnify and hold harmless Original Lender and Lender from and against all loss, costs, damages, or expenses (including, without limitation, attorney's fees) arising out of the enforcement of this Agreement, or the assertion by any Indemnitor of any defense to its obligations hereunder.

      4. The term "Hazardous Materials" as used in this Agreement shall include, without limitation, petroleum and petroleum products (excluding a small quantity of gasoline used in maintenance equipment on any of the Properties in compliance with all applicable Hazardous Materials Law), flammable explosives, radioactive materials (excluding radioactive materials in smoke detectors), polychlorinated biphenyls, asbestos in any form that is or could become friable, paint with more than 0.5 percent lead by dry weight, hazardous waste, toxic or hazardous substances or other related materials whether in the form of a chemical, element, compound,

                                       3

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solution, mixture or otherwise including, but not limited to, those materials defined as "hazardous substances," "extremely hazardous substances," "hazardous chemicals", "hazardous materials", "toxic substances", "toxic chemicals", "air pollutants", "toxic pollutants", "hazardous wastes", "extremely hazardous waste", or "restricted hazardous waste" by Hazardous Materials Law."

      5. The term "Asbestos" as used in this Agreement shall mean any asbestos or material containing asbestos.

      6. The term "Hazardous Materials Law", as used in this Agreement, means any federal, state, or local law, ordinance or regulation or any court judgment or order of any federal, state or local agency or regulatory body applicable to Indemnitor or to any Property relating to industrial hygiene or to environmental or unsafe conditions including, but not limited to, those relating to the generation, manufacture, storage, handling, transportation, disposal, release, emission or discharge of Hazardous Materials and Asbestos, those in connection with the construction, fuel supply, power generation and transmission, waste disposal or any other operations or processes relating to any Property, and those relating to the atmosphere, soil, surface and ground water, wetlands, stream sediments and vegetation on, under, in or about any Property. "Hazardous Materials Law" also shall include, but not be limited to, the Comprehensive Environmental Response, Compensation and Liability Act, the Emergency Planning and Community Right-to-Know Act of 1986, the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act, the Solid Waste Disposal Act, the Clean Water Act, the Clean Air Act, the Toxic Substance Control Act, the Safe Drinking Water Act and the Occupational Safety and Health Act, and all regulations adopted in respect to the foregoing laws.

      7. This Agreement, the payment of all sums due hereunder and the performance and discharge of each and every obligation, covenant and agreement of Indemnitor contained herein, are, and shall be deemed to be, secured by the Instrument.

      8. Prior to an Ownership Transfer (as defined in that certain Exceptions to Non-Recourse Guaranty dated simultaneously herewith between EROP and Lender), the liability of Indemnitor under this Agreement shall in no way be limited or impaired by, and Indemnitor hereby consents to and agrees to be bound by, any amendment or modification of the provisions of the Note, the Instrument or any other document which evidences, secures or guarantees all or any portion of the Loan (the "Other Security Documents") to or with Lender or Indemnitor or any person who succeeds Indemnitor as owner of any of the Properties. In addition, the liability of Indemnitor under this Agreement shall in no way be limited or impaired by (i) any extensions of time for performance required by the Note, the Instrument or any of the Other Security Documents, (ii) prior to an Ownership Transfer, any sale or transfer of all or part of any of the Properties, (iii) except as provided herein, any exculpatory provision in the Note, the Instrument, or any of the Other Security Documents limiting Lender's recourse to property encumbered by the Instrument or to any other security, or limiting Lender's. rights to a deficiency judgment against Indemnitor, (iv) the accuracy or inaccuracy of the representations and warranties made by Indemnitor under the Note, the Instrument or any of the Other Security Documents or herein, (v) prior to an Ownership Transfer, the release of Indemnitor or any other person from

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performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Other Security Documents by operation of law, Lender's voluntary act, or otherwise, (vi) the release or substitution in whole or in part of any security for the Note, or (vii) Original Lender's or Lender's failure to record the Instrument or file any UCC financing statements (or Lender's improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note; and, in any such case, whether with or without notice to Indemnitor and with or without consideration. Notwithstanding the foregoing, an Ownership Transfer shall only affect the liability of EROP from and after the date of such Ownership Transfer (subject, in all events, to the terms and conditions of an Ownership Transfer as set forth in the Non-Recourse Guaranty) and Borrowers shall remain liable for all obligations hereunder whether arising prior to or subsequent to any such Ownership Transfer and no such Ownership Transfer shall have any affect on Borrower's continued liability hereunder.

      9. Lender may enforce the obligations of Indemnitor without first resorting to or exhausting any security or collateral or without first having recourse to the Note, the Instrument, or any Other Security Documents or any of the Properties, through foreclosure proceedings or otherwise; provided, however, that nothing herein shall inhibit or prevent Lender from suing on the Note, foreclosing, or exercising any power of sale under, the Instrument, or exercising any other rights and remedies thereunder.

      10. The obligations and liabilities of Indemnitor under this Indemnity shall survive any termination, satisfaction, assignment, entry of a judgment of foreclosure, exercise of any power of sale, or delivery of a deed in lieu of foreclosure of the Instrument; notwithstanding the foregoing, Indemnitor shall not have any obligations or liabilities under this Indemnity with respect to obligations and liabilities that Indemnitor can prove arose solely from Hazardous Materials that (i) were not present on such Property prior to the date that Lender acquired title to such Property, whether by foreclosure, exercise of a power of sale, acceptance of a deed-in-lieu of foreclosure or otherwise and
(ii) were not the result of any act or negligence of Indemnitor or any of Indemnitor's affiliates, agents or contractors, or which arose after an Ownership Transfer. Notwithstanding the foregoing, an Ownership Transfer shall only affect the liability of EROP from and after the date of such Ownership Transfer (subject, in all events, to the terms and conditions of an Ownership Transfer as set forth in the Non-Recourse Guaranty) and Borrowers shall remain liable for all obligations hereunder whether arising prior to or subsequent to any such Ownership Transfer and no such Ownership Transfer shall have any affect on Borrower's continued liability hereunder.

      11. Any amounts payable to Lender under this Agreement shall become immediately due and payable and, if not paid within thirty (30) days of written demand therefor, shall bear interest at a per annum rate five percent in excess of the rate applicable to indebtedness under the Note, or the maximum rate permitted by law from the earlier to occur of (i) the date payment is made or loss or damage is sustained by Lender or (ii) the date Indemnitor's liability shall arise pursuant to paragraph 3(b) hereof, until paid.

      12. Indemnitor hereby waives (i) any right or claim of right to cause a marshalling of Indemnitor's assets or to cause Lender to proceed against any of the security for the Loan before proceeding under this Agreement against Indemnitor; (ii) and relinquishes all rights and remedies

                                        5

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accorded by applicable law to indemnitors, guarantors or sureties except any rights of subrogation which Indemnitor may have, provided that the indemnity provided for hereunder shall neither be contingent upon the existence of any such rights of subrogation nor subject to any claims or defenses whatsoever which may be asserted in connection with the enforcement or attempted enforcement of such subrogation rights including, without limitation, any claim that such subrogation rights were abrogated by any acts of Lender; (iii) the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against or by Lender; (iv) trial by jury in any action or proceeding brought by Indemnitor or Lender or in any counterclaim asserted by Lender against Indemnitor or in any matter whatsoever arising out of or in any way connected with this Agreement; (v) notice of acceptance hereof and of any action taken or omitted in reliance hereon; (vi) presentment for payment, demand of payment, protest or notice of nonpayment or failure to perform or observe, or other proof, or notice or demand; and (vii) all homestead exemption rights against the obligations hereunder and the benefits of any statutes of limitations or repose. Notwithstanding anything to the contrary contained herein, Indemnitor hereby agrees to postpone the exercise of any rights of subrogation with respect to any collateral securing the Loan until the Loan shall have been paid in full.

      13. Indemnitor shall take any and all reasonable actions, including institution of legal action against third-parties, necessary or appropriate to obtain reimbursement, payment or compensation from such persons responsible for the presence of any Hazardous Materials or Asbestos at, in, on, under or near any of the Properties or otherwise obligated by law to bear the cost. Lender shall be and hereby is subrogated to all of Indemnitor's rights now or hereafter in such claims.

      14. Indemnitor shall cooperate with Lender, and provide access to Lender and any professionals engaged by Lender, upon Lender's request, to conduct, contract for, evaluate or interpret any environmental assessments, audits, investigations, testing, sampling, analysis and similar procedures on the Properties.

      15. Indemnitor represents and warrants that:

            (a) Indemnitor has the full limited liability company or limited partnership, as applicable, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement by Indemnitor has been duly and validly authorized; and all requisite limited liability company or limited partnership action, as applicable, has been taken by Indemnitor to make this Agreement valid and binding upon Indemnitor, enforceable in accordance with its terms;

            (b) Indemnitor's execution of, and compliance with, this Agreement are in the ordinary course of business of Indemnitor and will not result in the breach of any term or provision of the charter or by-laws of Indemnitor or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which Indenmitor or any of the Properties is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which Indemnitor or any of the Properties is subject;

            (c) There is no action, suit, proceeding or investigation pending or threatened against Indemnitor which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of Indemnitor, or in any material impairment of the right or ability of Indemnitor to carry on its business substantially as now conducted, or in any material liability on the part of Indemnitor, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of Indemnitor contemplated herein, or which would be likely to impair materially the ability of Indemnitor to perform under the terms of this Agreement;

            (d) Indemnitor does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

            (e) No approval, authorization, order, license or consent of, or registration or filing with, any governmental authority or other person, and no approval, authorization or consent of any other party is required in connection with this Agreement; and

            (f) This Agreement constitutes a valid, legal and binding obligation of Indemnitor, enforceable against it in accordance with the terms hereof.

      16. No delay on Lender's part in exercising any right, power or privilege under this Agreement shall operate as a waiver of any such privilege, power or right.

      17. Each party hereto shall, within five (5) business days of receipt thereof, give written notice to the other party hereto of (i) any notice or advice from any governmental agency or any source whatsoever with respect to Hazardous Materials or Asbestos on, from or affecting any Property, and (ii) any claim, suit or proceeding, whether administrative or judicial in nature ("Legal Action"), brought against such party or instituted with respect to any Property, with respect to which Indemnitor may have liability under this Agreement. Such notice shall comply with the provisions of paragraph 19 hereof.

      18. Lender shall, at all times, be free to independently establish to its satisfaction and in its absolute discretion the existence or nonexistence of any fact or facts the existence or nonexistence of which is a condition of this Agreement.

      19. All notices under this Agreement shall be given at the addresses and in accordance with the criteria set forth in the Security Instrument as modified by the Consent.

      20. Indemnitor covenants and agrees that in any action or proceeding brought by Lender against Indemnitor under this Agreement, any state or federal court having territorial jurisdiction over such affected Property shall have jurisdiction over any such action or proceeding.

      21. The terms of this Agreement are for the sole and exclusive protection and use of Lender. No party shall be a third-party beneficiary hereunder, and no provision hereof shall operate or inure to the use and benefit of any such third party.

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      22. Capitalized terms used herein and not specifically defined herein shall have the respective meanings ascribed to such terms in the Instrument.

      23. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

      24. This Agreement may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

      25. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require. Without limiting the effect of specific references in any provision of this Agreement, the term "Indemnitor" shall be deemed to refer to Indemnitor and each person or entity comprising Indemnitor from time to time, as the sense of a particular provision may require, and to include the heirs, executors, administrators, legal representatives, successors and assigns of Indemnitor, all of whom shall be bound by the provisions of this Agreement. Each reference herein to Lender shall be deemed to include its successors and assigns, to whose favor the provisions of this Agreement shall also inure.

      26. If Indemnitor consists of more than one person or entity, the obligations and liabilities of each such person or entity hereunder shall be joint and several.

      27. Any one or more parties liable upon or in respect of this Agreement may be released without affecting the liability of any party not so released.

      28. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies which Lender has under the Note, the Instrument, or the Other Security Documents or would otherwise have at law or in equity.

      29. If any term, condition or covenant of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

      30. This Agreement shall be governed and construed in accordance with the laws of the State of New York and the applicable laws of the United States of America.

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            IN WITNESS WHEREOF, this Agreement has been executed by Indemnitor and is effective as of the day and year first above written.

                              INDEMNITOR:

                              CAPE PLACE (DE), LLC,
                              a Delaware limited liability company

                              By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

                                   By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

                                        By:     /s/ Paul O. Bower
                                           -------------------------------------
                                                Paul O. Bower, President


                              CLAYTON PLACE (DE), LLC,
                              a Delaware limited liability company

                              By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

                                   By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

                                        By:     /s/ Paul O. Bower
                                           -------------------------------------
                                                Paul O. Bower, President

                       (SIGNATURES CONTINUED ON NEXT PAGE)

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                    (Signatures Continued from Previous Page)

                              JACKSONVILLE PLACE (DE), LLC,
                              a Delaware limited liability company

                              By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

                                   By: Education Realty OP GP, Inc., a Delaware
                                       corporation, its general partner

                                       By:     /s/ Paul O. Bower
                                          --------------------------------------
                                               Paul O. Bower, President


                              MACON PLACE (DE), LLC,
                              a Delaware limited liability company

                              By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

                                   By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

                                        By:     /s/ Paul O. Bower
                                           ------------------------------------
                                                Paul O. Bower, President

                       (Signatures Continued on Next Page)

                    (Signatures Continued from Previous Page)

                              MARTIN PLACE (DE), LLC,
                              a Delaware limited liability company

                              By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

                                   By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

                                        By:    /s/ Paul O. Bower
                                           -------------------------------------
                                               Paul O. Bower, President


                              MURRAY PLACE (DE), LLC,
                              a Delaware limited liability company

                              By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

                                   By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

                                        By:    /s/ Paul O. Bower
                                           -------------------------------------
                                               Paul O. Bower, President

                       (Signatures Continued on Next Page)

                    (Signatures Continued from Previous Page)

                              RIVER PLACE (DE), LLC,
                              a Delaware limited liability company

                              By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

                                   By: Education Realty OP GP, Inc., a Delaware
                                       corporation, its general partner

                                       By:    /s/ Paul O. Bower
                                          --------------------------------------
                                              Paul O. Bower, President

                              TROY PLACE (DE), LLC,
                              a Delaware limited liability company

                              By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

                                   By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

                                        By:    /s/ Paul O. Bower
                                           -------------------------------------
                                               Paul O. Bower, President

                              EDR LEASE HOLDINGS, LLC, a Delaware limited liability company

                              By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

                                   By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

                                        By:    /s/ Paul O. Bower
                                           -------------------------------------
                                               Paul O. Bower, President

                       (Signatures Continued on Next Page)

                    (Signatures Continued from Previous Page)

                          EDR CLEMSON PLACE LIMITED PARTNERSHIP, a
                          Delaware limited liability company

                          By: EDR Clemson Place GP, LLC, a Delaware limited liability company, its general partner

                               By: Education Realty Operating Partnership, LP, a Delaware limited partnership, its managing member

                                    By: Education Realty OP GP, Inc., a Delaware
                                        corporation, its general partner

                                        By:     /s/ Paul O. Bower
                                           -------------------------------------
                                                Paul O. Bower, President

                          EDUCATION REALTY OPERATING
                          PARTNERSHIP, LP, a Delaware limited partnership

                          By: Education Realty OP GP, Inc., a Delaware corporation, its general partner

                                By:    /s/ Paul O. Bower
                                   ---------------------------------------
                                       Paul O. Bower, President